REGISTRATION RIGHTS AGREEMENT


      REGISTRATION RIGHTS AGREEMENT ("Agreement") dated as of this 29th day of June 1998 between Intelect Communications, Inc., a Delaware corporation (the "Company") and Lifeline Industries, Inc., a New Jersey corporation ("Lifeline").

      WHEREAS, the Company recently completed the private placement of 5,000 shares of its Convertible Preferred Stock, Series D (the "Series D Preferred Shares") to certain investment funds controlled by the Citadel Investment Group, L.L.C.;

      WHEREAS, in connection with the private placement of the Series D Preferred Shares, Lifeline served as a placement agent for such Series D Preferred Shares;

      WHEREAS, in connection with such services, the Company agreed to pay certain placement fees to Lifeline, which included the issuance to Lifeline of a warrant expiring April 30, 2005 with an exercise price of $5.00 per share to purchase 30,000 shares of common stock, par value $0.01 of the Company, (the "Warrant");

      WHEREAS, in connection with the issuance of such Warrant, the Company desires to provide to Lifeline certain registration rights relating to the resale of the 30,000 shares of common stock issuable upon exercise of the Warrant (the "Warrant Shares");

      NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. REGISTRATION RIGHTS. The Company hereby agrees to file a registration statement on Form S-3 or such other form as the Company is then eligible to use (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") registering the resale of the Warrant Shares, on or before August 10, 1998. The Company will use its commercially reasonable best efforts to have such registration statement declared effective by the SEC within 45 days of the filing of such Registration Statement. Subject to the provisions of Section 2 hereof, the Company will use its commercially reasonable best efforts to have the Registration Statement remain effective for a period of 2 years following the date it is declared effective by the SEC, unless the Warrant Shares may be resold earlier under Rule 144 of the Securities Act of 1933 (the "Securities Act"). Lifeline shall not be entitled to any other registration rights for the Warrant Shares other than as expressly provided for in this Section.

2. SUSPENSION OF EFFECTIVENESS. Notwithstanding anything to the contrary in
Section 1, at any time after the Registration Statement has been declared effective, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required, and may upon written notice to Lifeline suspend any sales of Warrant Shares under the
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Registration Statement (a "Grace Period"); provided, that the Company shall promptly (i) notify Lifeline in writing of the existence of material non-public information giving rise to a Grace Period and the date on which the Grace Period will begin, and (ii) notify Lifeline in writing of the date on which the Grace Period ends; and, provided further, that during any consecutive 365 day period, there shall be only one Grace Period, such Grace Period not to exceed 30 days (an "Allowable Grace Period"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date Lifeline receives the notice referred to in clause (i) and shall end on and include the date Lifeline receives the notice referred to in clause (ii).

3. EXPENSES. In connection with the filing of a registration statement, notification, or post-effective amendment under this section, the Company covenants and agrees:

                  (A) to pay all expenses of such Registration Statement,
            notification, or post-effective amendment, including, without limitation, printing charges, legal fees and disbursements of counsel for the Company, blue sky expenses, accounting fees and filing fees, but not including legal fees and disbursements of counsel to the holders and any sales commissions on Warrant Shares offered and sold; and

                  (B) to take all necessary action which may reasonably be
            required in qualifying or registering the Warrant Shares included in the Registration Statement, notification or post-effective amendment for the offer and sale under the securities or blue sky laws of such states as requested by Lifeline; PROVIDED that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Lifeline that (i) the Company is a corporation, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into this Agreement, and (ii) this Agreement is a valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, subject to applicable bankruptcy and insolvency laws and general principals of equity.

5. REPRESENTATIONS AND WARRANTIES OF LIFELINE. Lifeline represents and warrants to the Company that (i) Lifeline is a corporation, validly existing and in good standing under the laws of the State of New Jersey and that its has the requisite corporate power and authority to enter into this Agreement, and (ii) this Agreement is a valid and binding obligation of Lifeline and is enforceable against Lifeline in accordance with its terms, subject to applicable bankruptcy and insolvency laws and general principals of equity.

6. INDEMNIFICATION. In the event that such Warrant Shares are registered, the following indemnification provisions shall apply:


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            (A) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless Lifeline from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) attributable to any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus contained therein or in any amendment or supplement thereto or in any preliminary prospectus, or attributable to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by Lifeline or on Lifeline's behalf expressly for use therein.

            (B) INDEMNIFICATION BY HOLDERS. Lifeline agrees to indemnify and hold harmless, severally and not jointly, the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to Lifeline, but only with respect to information furnished in writing by Lifeline or on Lifeline's behalf expressly for use in any such Registration Statement or prospectus relating to the Warrant Shares, any amendment or supplement thereto or any preliminary prospectus, and only in an amount not to exceed the proceeds of any Warrant Shares sold by Lifeline. In case any action or proceeding shall be brought against the Company or its directors or officers, or any such controlling person, in respect of which indemnity may be sought against Lifeline, Lifeline shall have the rights and duties given to the Company, and the Company or its directors or officers or such controlling person shall have the rights and duties given to the holder, by the preceding subsection hereof.

            (C) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any person entitled to indemnification under subsections
      (i) or (ii) above (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification (an "Indemnifying Party"), the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all expenses. Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (A) the Indemnifying Party has agreed to pay such fees and expenses or (B) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action

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      or proceeding on behalf of such Indemnified Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

            (D) CONTRIBUTION. If the indemnification provided for in this
      Section 6 is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments in the following manner as between the Company on the one hand and each holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and each holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of subsection 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (E) SURVIVAL. The indemnity and contribution agreements contained in this Section 6 shall remain operative and in full force and effect regardless of (A) any termination of the Agreement or the Warrant, (B) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and (C) the consummation of the sale or successive resale of the Warrant Shares.

7. RULE 144 INFORMATION. The Company agrees to:

            a. make and keep public information available, as those terms are defined in Rule 144; and

            b. file with the SEC in a timely manner all reports and other documents

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required of the Company under the 1933 Act and the 1934 Act so long as the
Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144.

8. ASSIGNMENT. The rights under this Agreement shall not be assignable by the Lifeline without the prior written consent of the Company. Subject to the foregoing, this Agreement is binding on each party's successors and assigns.

9.   MISCELLANEOUS.

      (A) Any notices consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

            If to the Company:

                  Intelect Communications, Inc.
                  1100 Executive Drive
                  Richardson, Texas  75081
                  Facsimile:  (972) 376-2271
                  Attention:  Chief Executive Officer

            With a copy to:

                  Ryan & Sudan, L.L.P.
                  Two Houston Center
                  909 Fannin Street, 39th Floor
                  Houston, Texas  77010
                  Facsimile:  (713) 652-0503
                  Attention:  Philip P. Sudan, Jr., Esq.

            If to Lifeline:

                  Lifeline Industries, Inc.
                  160 Overlook Ave.
                  Suite 24E
                  Hackensack, NJ 07601
                  Facsimile: (201) 488-6988
                  Attention:  Robb Knie

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The notices may be provided at such other address as may be designated in writing by a party to the other party at least five business days prior to the effectiveness of such change.

            (B) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            (C) This Agreement shall be governed by the laws of the State of Texas. Venue for any dispute arising hereunder shall lie in the state or federal courts of Harris County, Texas.

            (D) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (E) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            (F) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            (G) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.


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      IN WITNESS WHEREOF, the parties have executed this Agreement this 30th day of July, 1998, but effective for all purposes as of the date first written above.

                     INTELECT COMMUNICATIONS, INC.


                     By:___________________________________
                      Herman M. Frietsch, Chairman and CEO




                     LIFELINE INDUSTRIES, INC.


                     By:___________________________________
                                   Robb Knie, President


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